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EXHIBIT 99.1

                            NEWS RELEASE

www.divine.com	NASDAQ:DVIN

FOR IMMEDIATE RELEASE

DIVINE EXPLORING STRATEGIC OPTIONS

        CHICAGO—February 18, 2003—divine, inc., (Nasdaq: DVIN), a provider of solutions for the extended enterprise, announced today that despite efforts over the past several months to minimize operating expenses and various liabilities, its board of directors has determined that it must seek alternatives to protect the value and viability of its operations. As a result, divine has engaged BroadView International LLC as advisors to assist in exploring strategic options, which may include asset divestitures, comparable transactions, and/or the filing of a voluntary petition under Chapter 11 of the United States Bankruptcy Code. divine is currently involved in active discussions regarding the potential sale of several businesses or strategic assets. There can be no assurance that these discussions will be successful, and divine's board of directors has not yet granted final approval of any of these alternatives.

About divine, inc.

        divine, inc., (Nasdaq: DVIN) is focused on extended enterprise solutions. Through professional services, software services, and managed services, divine extends business systems beyond the edge of the enterprise throughout the entire value chain, including suppliers, partners and customers. divine offers single-point accountability for end-to-end solutions that enhance profitability through increased revenue, productivity, and customer loyalty. The company provides expertise in collaboration, interaction, and knowledge solutions that enlighten, empower, and extend enterprise systems.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

        The statements contained in this news release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to: divine's ability to successfully sell assets or businesses; divine's ability to generate sufficient cash from these sales; divine's ability to develop new customers and retain existing customers while in a distressed condition; divine's ability to become cash flow positive before it depletes its cash reserves or becomes insolvent; divine's ability to retain key personnel; divine's ability to maintain its Nasdaq listing; divine's ability to develop enterprise Web software and services; the uncertainty of customer demand for enterprise Web software and services; divine's ability to predict revenues from project-based engagements; divine's ability to reduce expenses to levels consistent with its revenues; divine's ability to keep pace with technological developments and industry requirements; divine's ability to effectively manage its operations; changes in the market for Internet services and the economy in general, including as a result of any additional terrorist attacks or responses to terrorist attacks; increasing competition from other providers of software solutions and professional services; the extent to which customers want to purchase software applications under hosted subscription based models; divine's ability to address the risks associated with international operations; and other unanticipated events and conditions. For further information about these and other risks, uncertainties, and contingencies, please review the disclosure under the caption "Risk Factors" in divine's most recently filed Form 10-K, and under the caption "Special Note on Forward-Looking Statements" in divine's most recent Forms 10-K and 10-Q filed with the SEC. When used in this release and documents referenced, the words "anticipate," "believe," "estimate," "will," and "expect" and similar expressions as they relate to the Company or its management are intended to identify such forward-looking statements. You should not place undue reliance on these forward-

looking statements, which reflect management's analysis, judgment, belief, or expectation only as of the date hereof. divine undertakes no obligation to publicly revise these forward-looking statements or risks, uncertainties, or contingencies to reflect events or circumstances that arise after the date hereof.

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© 2003 divine, inc. divine is a trademark of divine, inc. All other trademarks, trade names and service marks referenced herein are the properties of their respective companies.

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  EXHIBIT 99.1